Exhibit 10.51

                                                                   Exhibit 7.1.6

                        PROFESSIONAL PROMOTION AGREEMENT

      This Professional Promotion Agreement, dated as of June 29, 2004 (this "AGREEMENT"), is by and between Columbia Laboratories, Inc., a Delaware corporation, having a place of business at 354 Eisenhower Parkway, Livingston, NJ 07039 ("COLUMBIA"), and Lil' Drug Store Products, Inc., an Iowa corporation, having a place of business at 1201 Continental Place North East, Cedar Rapids, Iowa 52402 ("LDS").

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, Columbia and LDS executed and delivered that certain Asset Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), for the sale and purchase of the Purchased Assets and the Business (each as defined therein) of Columbia;

      WHEREAS, this Agreement is being delivered pursuant to Section 8.1.5 of the Purchase Agreement;

      WHEREAS, LDS is in the business, among others, of distributing Replens(R) Long Lasting Vaginal Moisturizer, RepHresh(R) Vaginal Gel and Advantage - S (R) Contraceptive Gel (collectively, the "PRODUCTS");

      WHEREAS, Columbia is in the business, among others, of promoting and sampling products to obstetricians, gynecologists and other women's healthcare physicians, and members of their staffs; and

      WHEREAS, LDS and Columbia desire to enter into this Agreement to provide the terms and conditions upon which LDS engages Columbia to provide promotional and sampling services for the Products in the Territory (the "SERVICES").

      NOW THEREFORE, in consideration of the premises, which are incorporated herein by reference, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.    DEFINITIONS

      As used in this Agreement, the following terms have the meanings specified or referred to in this Section 1:

      1.1 "FDA" shall mean the United States Food and Drug Administration.

      1.2 "FTC" shall mean the United States Federal Trade Commission.

      1.3 "PRESENTATION" shall mean a personal contact by a Sales Representative with an obstetrician, gynecologist or other women's healthcare physician, or a member of the physician's staff (each a "PRESENTEE") located in the Territory, during which a promotional message about one or more of the Products (with a maximum of up to four (4) Products) is given in accordance with the Promotional Program.

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      1.4 "PRODUCTS" has the meaning set forth in the Recitals of this Agreement but may also include other LDS over the counter women's health care products as reasonably agreed upon by LDS and Columbia.

      1.5 "PROMOTIONAL MATERIAL" shall mean the samples, labeling, sales aids and materials, and other promotional support items provided by LDS to Columbia for use in Presentations.

      1.6 "PROMOTIONAL PROGRAM" shall mean the sampling plan, strategy and promotional message for the Products, that will include use of the Promotional Material.

      1.7 "SALES REPRESENTATIVE" shall mean a Columbia sales representative who has been trained and equipped to make Presentations.

      1.8 "TERRITORY" shall mean the United States.

2.    PAYMENTS TO Columbia

      2.1 Within thirty (30) days of the end of each calendar month Columbia shall provide LDS with a report of the Presentations made in the prior month and an invoice for [***] for each such Presentation; provided that no more than [***] Presentations shall be made and invoiced in any calendar month. LDS shall pay the invoice within thirty (30) days of its receipt thereof.

      2.2 In the event that LDS does not make any payment within ten days of the date such payment was due, Columbia may, at its sole discretion and without prejudice to any other rights or remedies (i) suspend the Presentations and/or
(ii) exercise its right to give notice of a default in accordance with Section 11.2.

3.    Columbia OBLIGATIONS

      3.1 Columbia will maintain a full time sales force of Sales
Representatives to make Presentations to approximately 10,000 obstetricians, gynecologists and other women's healthcare physicians, and members of their staffs.

      3.2 Columbia shall conduct the initial training of the Sales Representatives and provide marketing updates on LDS Products at any national sales meetings, which are reasonably required in connection with the services to be performed by the Sales Representatives in accordance with this Agreement. LDS shall have the right to participate in the training to the extent such training relates specifically to the Products. LDS shall provide to Columbia copies of training materials and selling materials reasonably required for for training and equipping Sales Representatives for making Product Presentations.

      3.3 Columbia shall manage and monitor the Presentations of Sales Representatives. Sales Representatives shall not be permitted to develop, create or use any promotional material or literature other than the Promotional Material in connection with the Presentations. Sales Representatives will be required to immediately cease the use of any Promotional Materials when

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instructed to do so by LDS. Columbia shall use commercially reasonable efforts to ensure that: (i) Promotional Materials are not intentionally changed, (including, without limitation, by underlining or otherwise highlighting any text or graphics or adding any notes thereto) by Sales Representatives, (ii) Sales Representatives limit their statements and claims regarding the Products to those that are consistent with the relevant product label, package insert and Promotional Materials, (iii) Sales Representatives do not knowingly add, delete or modify claims in the promotion of the Products and (iv) Sales Representatives do not knowingly make any untrue or misleading statements or comments about the Products or any LDS competitors or competitor products. Columbia shall maintain a commercially reasonable incentive compensation program to Sales Representatives related to Presentations and sampling of the Products under this Agreement. In addition, Columbia shall restrict the Sales Representatives from providing any services for a product competitive with the Products during the Presentations.


      3.4 Within thirty (30) days of the end of each calendar month, Columbia shall provide LDS with a report of the Presentations made in the prior month. The report of the Presentations shall include the name and address of the practice or Presentee(s) called upon, the Products presented, and the number of samples left of each of the Products.

4.    LDS RIGHTS, RESPONSIBILITIES AND OBLIGATIONS

      4.1 LDS shall be responsible for providing the Promotional Materials and samples of the Products to the Sales Representatives on a monthly basis. Such Promotional Materials and samples shall (i) not involve the counseling or promotion of a business arrangement that violates any applicable law, (ii) be in compliance with the AMA Guidelines on Gifts to Physicians from Industry and
(iii) not require or encourage Sales Representatives to offer, pay, solicit or receive any remuneration from or to physicians or their staffs to induce referrals for or the purchase of the Products.

      4.2 LDS shall be responsible for providing Promotional Materials for all Sales Representative training and sales meetings.

      4.3 Unless otherwise required by law, LDS will retain exclusive authority and responsibility for complying with all applicable laws and regulatory requirements and maintaining all government agency contacts relating to the Products, including the development and submission of applications for new indications (if any), the reporting of any adverse drug reactions to the FDA and the compliance of Promotional Materials with FDA and FTC rules and regulations.

      4.4 LDS shall have the right to ride-along with Sales Representatives in sales territories selected by LDS and approved by Columbia, up to [***] times per year, with 15 business days notice from LDS; it being understood that such right of LDS to ride-along with Sales Representatives shall not interfere with Columbia's ordinary business operations. In addition, LDS shall have the right once in each twelve (12) month period, upon reasonable advance notice to Columbia and during regular business hours, to conduct a reasonable audit of Columbia's reports and services under this Agreement; provided, however, that, to the extent that any material irregularity shall arise during such audit, LDS shall have the right to do appropriate and reasonable follow up. Any such audit by LDS shall not interfere with Columbia's ordinary business operations.

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5.    CONFIDENTIALITY AND OWNERSHIP OF INFORMATION

      5.1 Each of the parties acknowledges that, in the course of performing its obligations hereunder, it may receive information from the other party that is proprietary to the disclosing party and that the disclosing party wishes to protect from public disclosure ("CONFIDENTIAL INFORMATION"). Columbia and LDS each agree to retain in confidence, during the Term of this Agreement, and thereafter for a period of seven years, all Confidential Information disclosed to it by or on behalf of the other party, and that it will not, without the written consent of such other party, use Confidential Information for any purpose other than the purposes set forth herein. These restrictions shall not apply to Confidential Information that: (i) is or becomes public knowledge (through no fault of the receiving party); (ii) is made lawfully available to the receiving party by an independent third party; (iii) is already in the receiving party's possession at the time of receipt from the disclosing party (and such prior possession can be properly demonstrated by the receiving party);
(iv) is independently developed by the receiving party and/or an affiliate of the receiving party (and such independent development can be properly demonstrated by the receiving party); or (v) is required by law, regulation, rule, act or order of any governmental authority or agency to be disclosed by the receiving party; provided, however, that if reasonably possible, the receiving party will give the disclosing party sufficient advance written notice to permit it to seek a protective order or other similar order with respect to such Confidential Information and, thereafter, the receiving party will disclose only the minimum Confidential Information required to be disclosed.

      5.2 Subject to Section 5.1, Columbia and LDS shall limit disclosure of the other party's Confidential Information to only those of their respective officers, representatives, agents and employees who are directly concerned with the performance of this Agreement and have a legitimate need to know such Confidential Information. Upon receipt of a request from either party, the receiving party shall return all Confidential Information of the other within 30 days of such request; provided, however, that each party can maintain one copy of the other's Confidential Information to monitor compliance with this Section 5, to satisfy regulatory requirements or to resolve disputes regarding the Services.

      5.3 Each party's patents, trade secrets, copyrights, trade names, trademarks, service marks, proprietary materials or intellectual property and all improvements to any of the foregoing (collectively, "INTELLECTUAL PROPERTY") used in connection with this Agreement shall remain the sole and exclusive property of that party, and the other party's rights to use such Intellectual Property shall be limited to those rights expressly permitted by this Agreement.

      5.4 No public announcement or other disclosure to any third party concerning the existence or terms of this Agreement shall be made, either directly or indirectly, by any party, except as may be legally required or as may be required for financial reporting purposes, without first obtaining the written approval of the other party and agreement upon the nature and text of such announcement or disclosure.

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6.    INDEPENDENT CONTRACTOR RELATIONSHIP

      6.1 For the purposes of this Agreement, the parties are independent contractors and nothing contained in this Agreement shall be construed to place them in the relationship of partners, principal and agent, employer and employee or joint venturers. Neither party shall have the power or right to bind or obligate the other party, nor shall either party hold itself out as having such authority.

      6.2 No provision of this Agreement shall be deemed to create or imply any contract of employment between LDS and any employee of Columbia or a Columbia sub-contractor. The Sales Representatives may be employees of a subcontractor engaged by Columbia, and such employees of a subcontractor shall not be entitled to any benefits applicable to employees of LDS or Columbia.

7.    REGULATORY COMPLIANCE

      7.1 In carrying out their responsibilities under this Agreement Columbia and LDS agree to comply, to the extent applicable, with all laws, rules and regulations, including, but not limited to the Federal Equal Employment Opportunity Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Fair Labor Standards Act, the Immigration Reform and Control Act of 1986, the Food, Drug and Cosmetic Act, and Section 1128B(b) of the Social Security Act (42 U.S.C. ss.l320a-7b(b)).

      7.2 If Columbia or its employees become aware of adverse experience reports involving the use of any of the Products, Columbia will promptly notify LDS.

      7.3 LDS shall be solely responsible for responding to any government or regulatory agency inquiry concerning the use or marketing of the Products, except where (i) such responsibility is expressly transferred to Columbia in writing; or (ii) to the extent any notice or reporting requirement is by law made directly applicable to Columbia. Columbia shall promptly notify LDS of any information Columbia receives regarding any threatened or pending action by a government or regulatory agency that may affect any of the Products. Columbia shall, at the written request of LDS, cooperate with LDS in order to respond, or in formulating a procedure for taking appropriate action. In no event shall Columbia respond to any agency without the prior consent of LDS, unless compelled to do so by law.

8.    RETURN OF LDS MATERIALS

      8.1 Not later than 30 days after the expiration or termination of this Agreement, all Confidential Information, LDS property and other data owned by LDS, regardless of the method of storage or retrieval, shall at LDS's written request either be delivered to LDS in such form as is then currently in the possession of Columbia, or disposed of at the direction and written request of LDS, unless such materials are otherwise required to be stored or maintained by Columbia as a matter of law or regulation. LDS shall pay the costs associated with any of the above options. Columbia reserves the right to retain, at its own expense and subject to Section 5, one copy of all materials provided in connection with this Agreement, to be used to satisfy regulatory requirements or to resolve disputes regarding this Agreement.

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9.    INDEMNIFICATION AND LIABILITY LIMITS

      9.1 Columbia agrees that in addition to any and all other rights and remedies of LDS, whether at law or in equity, and notwithstanding any inspection made or not made by LDS, Columbia shall defend, indemnify and hold LDS and its affiliates and their respective officers, directors, employees, independent contractors, agents, and assigns harmless from and against any and all actions claims, demands, proceedings, suits, losses, damages, costs and expenses (including reasonable attorneys' fees) of whatsoever kind or nature (including but not limiting the generality of the foregoing, in respect of death, injury, loss or damage to any person or property) (collectively, "CLAIMS") arising in any way out of or connected with: (i) any material breach by Columbia of its obligations hereunder; (ii) the willful misconduct or negligent acts or omissions of Columbia in connection with the Services; and (iii) any violation by Columbia of any municipal, county, state or federal laws, rules or regulations applicable to the performance of Columbia's obligations under this Agreement in each case except to the extent such Claims are determined to have resulted from the negligence or willful misconduct of LDS or its employees.

      9.2 LDS agrees that in addition to any and all other rights and remedies of Columbia, whether at law or in equity, notwithstanding any inspection made or not made by Columbia, LDS shall defend, indemnify and hold Columbia and its affiliates and their respective officers, directors, employees, independent contractors, agents and assigns harmless from and against any and all Claims arising out of or connected with: (i) the manufacture, storage, packaging, production, transportation, distribution, sale or other disposition of any of the Products by LDS or its agents; (ii) any material breach by LDS of its obligations hereunder; (iii) the willful misconduct or negligent acts or omissions of LDS; (iv) any violation by LDS or its employees of any municipal, county, state or federal laws, rules or regulations applicable to the performance of LDS's obligations under this Agreement; in each case except to the extent such Claims are determined to have resulted from the negligence or willful misconduct of Columbia or its employees and (v) any action, suit, claim, proceeding, obligation, judgment, threat or charge based on a claim that any of the Products infringes any patent, copyright, trademark, trade secret or other proprietary or contractual right or obligation, of any third party.

      9.3 The parties agree that:

            (a) the indemnifying party shall have the right in its sole discretion to conduct all proceedings and negotiations connected with such Claims; provided, however, that the indemnifying party shall not settle any Claim without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed; and provided, further, that if the indemnifying party fails to defend a Claim, the indemnified party shall have the right to undertake the defense of any such Claim at the expense and for the account of the indemnifying party and the indemnifying party shall pay all such expenses within 30 days of the receipt of any invoice with respect thereto;

            (b) the indemnified party shall promptly notify the indemnifying party of all such Claims and shall not make any admissions regarding them unless legally required to do so;

            (c) the indemnified party shall, at the indemnifying party's expense, provide the indemnifying party with reasonable assistance in connection with such claims;

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            (d) each party shall advise the other of any defect, error, fault or failure with respect to the Products, or even the possibility of such defect, error, fault or failure, if reasonably likely, within a reasonable time after learning of the defect, error, fault or failure or the possibility thereof; and

            (e) the indemnifying party shall keep the indemnified party informed as to the status of any Claim, and not less than every 60 days shall provide the indemnified party with a written status report on the Claim.

      9.4 Neither party, nor its affiliates, nor any of a party's or its affiliate's directors, officers, employees, subcontractors or agents shall have any liability of any type to the other (including, but not limited to, contract, negligence and tort liability), for any loss of profits, opportunity or goodwill, or any type of special, incidental, punitive, indirect or consequential damage or loss, in connection with or arising out of this Agreement or the Services.

      9.5 Columbia shall not be liable to LDS for Claims arising out of the statements or representations of Columbia employees with respect to the Products to the extent the statements or representations conform to the written or printed statements or representations made to Columbia and Columbia employees by LDS with respect to the Products.

10.   INSURANCE

      10.1 Each party shall maintain during the performance of this Agreement the following insurance or self-insurance in amounts no less than that specified for each type:

            (a) Commercial general liability insurance with combined limits of not less than $[***] per occurrence, $[***] per accident for bodily injury, including death, and property damage, a general aggregate limit of not less than $[***] and products/completed operations aggregate of not less than $[***] which coverage shall insure such party for product liability claims and its obligations under this Agreement;

            (b) Workers compensation insurance in the amounts required by the law of the state(s) in which such party's workers are located and employer's liability insurance with limits of not less than $[***] per occurrence;

            (c) Automobile liability insurance covering automobiles and trucks used by or on behalf of such party either on or away from the other parties' premises with combined single limit of not less than $[***] per occurrence and $[***] per accident for bodily injury, including death, and property damage, which policy shall include coverage for all hired, owned and no-owned automobiles and trucks;

            (d) Product Liability Insurance with limits not less than $[***];
and

            (e) Excess insurance, in excess of all coverages set forth above, with limits not less than $[***].

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      10.2 Each party shall provide the other with evidence of its insurance or self insurance. Each party shall provide to the other 30 days prior written notice of any cancellation or material change in its coverage. Each party agrees to deliver to the other concurrently with the execution of this Agreement and thereafter annually, a certificate from the insurance company(ies) evidencing that all the insurance required by this Agreement is in force, including a broad form vendors' endorsement naming the other party as an additional insured.

11.   TERM AND TERMINATION

      11.1 The term of this Agreement shall commence on the date first written above (the "EFFECTIVE DATE") and shall continue until December 31, 2006 (the "INITIAL TERM"); provided, however, that Columbia may terminate this Agreement without cause at any time during the Initial Term on ninety (90) days prior written notice to LDS. For the avoidance of doubt, the parties agree that LDS may not terminate this Agreement without cause during the Initial Term. Upon the expiration of the Initial Term this Agreement shall automatically renew for successive one year terms (each a "RENEWAL TERM" and, collectively with the Initial Term, the "TERM"); provided, however, that either party may terminate this Agreement without cause at any time during any Renewal Term on ninety (90) days prior written notice to the other party.

      11.2 Subject to the terms of this Section 11, either party may terminate this Agreement by written notice to the other party at any time if the other party defaults in the performance of its material obligations under this Agreement. In the event of such default, the party declaring the default shall provide the defaulting party with written notice setting forth the nature of the default, and the defaulting party shall have 30 days from the date of such notice to cure the default; provided, however, that if the nature of the default is such that it cannot reasonably be cured within 30 days, the defaulting party shall be deemed to have cured such default by commencing in good faith to cure such default promptly after its receipt of such written notice thereof and prosecuting the cure of such default to completion with diligence and continuity within a reasonable time thereafter. If the defaulting party fails to cure the default within the applicable time period, the other party may terminate this Agreement by further written notice to the defaulting party, which termination shall be effective upon receipt of such notice.

      11.3 Either party may terminate this Agreement by written notice to the other party, effective upon receipt thereof with no right to cure the default, if the other party files a petition for bankruptcy, reorganization or arrangement under any statute, or makes an assignment for the benefit of creditors or takes advantage of any insolvency statute or similar statute, or if a receiver or trustee is appointed for the property and assets of such party and the receivership proceedings are not dismissed within 60 days of such appointment.

      11.4 In the event that this Agreement is terminated, LDS shall pay to Columbia all payments, costs and fees which are due and owing to Columbia because of any completed performance of Columbia's obligations hereunder prior to the effective date of termination.

      11.5 Termination of this Agreement for whatever reason shall not affect the accrued rights of either Columbia or LDS arising under this Agreement, and all provisions which expressly or by implication survive the termination or expiration of this Agreement shall remain in full force and effect.

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12.   COOPERATION

      12.1 All data and information in LDS' s possession or control necessary for Columbia to perform its obligations hereunder will be timely delivered by LDS to Columbia. Columbia shall not be liable to LDS nor be deemed to have breached this Agreement as a result of errors or delays by Columbia or other consequences directly arising from LDS's failure to provide documents, materials (including samples) or information or to otherwise cooperate with Columbia in order for Columbia to timely and properly perform Columbia's obligations hereunder.

13.   Project Team

      Columbia Contact Person:  Meg Coogan
                                Senior Vice President, Marketing & Sales
                  Address:      354 Eisenhower Parkway
                                Livingston, New Jersey 07039
                  Phone:        973-994-3999
                  Fax:          973-994-3001

      LDS Contact Person:       Steve Bosking
                                Director of Marketing
                  Address:      1201 Continental Place North East
                                Cedar Rapids, Iowa 52402
                  Phone:        319-739-1009
                  Fax:          319-393-3494

      13.1 Routine correspondence and other routine communications relevant to the Services should be sent to the above-named contact persons. All notices or similar communications in regard to the terms or a change of terms of this Agreement are to be sent to the parties named in Section 15.

14.   FORCE MAJEURE

      14.1 Neither party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Agreement if and to the extent that such failure or delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence including but not limited to: act of God, war or insurrection; civil commotion; destruction of essential facilities or materials by earthquake, fire, flood or storm; act of government, labor disturbance (whether or not any such labor disturbance is within the power of the affected party to settle); epidemic; or other similar event; provided, however, that the party so affected shall promptly notify the other party in writing should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use all commercially reasonable efforts to avoid, remove or alleviate such causes of non-performance and shall resume performance of its obligations hereunder with the utmost dispatch whenever such causes are removed. In the event of force majeure lasting more than three months, the parties agree to meet and discuss how this Agreement can be justly and fairly implemented under the circumstances and if the parties are unable to agree upon how this Agreement can be implemented then either party may terminate this Agreement upon 30 days written notice to the other party.

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15.   NOTICES

      15.1 All notices given pursuant to this Agreement shall be in writing and shall be deemed received upon the earlier of (i) when received at the address set forth below (including telefax or personal delivery), or (ii) five business days after being sent by telefax and confirmed by being mailed by certified, registered, or overnight courier mail in the United States, postage prepaid and properly addressed, with return receipt requested. Notices shall be delivered to the respective parties as indicated or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith:

      if to Columbia, to it at:

      Columbia Laboratories, Inc.
      354 Eisenhower Parkway, Plaza 1, Second Floor
      Livingston, New Jersey 07039
      Attention: Michael McGrane, Esq.
      Facsimile: (973) 994-3001

      with a copy to:

      Kelley Drye & Warren LLP
      200 Kimball Drive
      Parsippany, New Jersey 07054
      Attention: Christopher G. FitzPatrick, Esq.
      Facsimile: (973) 503-5950

      if to LDS, to it at:

      Lil' Drug Store Products, Inc.
      1201 Continental Place North East
      Cedar Rapids, Iowa 52402
      Attention: President
      Facsimile: (319) 393-3494

      with a copy to:

      Bradley & Riley PC
      2007 First Avenue SE
      PO Box 2804
      Cedar Rapids, Iowa 52406
      Attention: Bradley G. Hart, Esq.
      Facsimile: (319) 363-9824

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16.   Assignment

      16.1 Unless consent in writing is first obtained from the other party (not to be unreasonably withheld), this Agreement and the rights granted herein shall not be assignable by either party hereto, except to a successor to all or substantially all of its business or to an Affiliate, including to a third party acquirer of the Business and Purchased Assets (as each is defined in the Purchase Agreement), or substantially all of the assets thereof pursuant to
Section 6.5 of the Purchase Agreement. Any attempted assignment without consent shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement including expressly the rights and obligations under Section 2 and Section 4 hereof.

17.   ADDITIONAL WARRANTIES AND REPRESENTATIONS

      17.1 Columbia and LDS warrant and represent to each other that: (i) they have the full right and authority to enter into this Agreement; (ii) that there is no impediment that would inhibit their ability to perform their respective obligations under this Agreement; and (iii) they will comply with all applicable local, state and federal laws and regulations in carrying out their obligations pursuant to this Agreement.

      17.2 Columbia and LDS agree to perform their obligations hereunder in a timely, professional and competent manner.

      17.3 LDS warrants and represents that: (i) it possesses good title to, or the right to use, any and all trademarks for the Products, free and clear of any claims or encumbrances that would impede the performance by either party under the terms of this Agreement; (ii) it owns, controls or has the required rights to the patents or appropriate intellectual property rights required in connection with the Products; (iii) it has no knowledge of the existence of any claim or adverse rights which would restrict or prevent LDS or Columbia from performing under this Agreement; (iv) the Promotional Material is in compliance with all applicable laws and regulations; (v) any and all samples of the Products to be supplied by LDS pursuant to this Agreement will, at the time of shipment by or on behalf of LDS, not be misbranded or adulterated under the terms of the Federal Food, Drug and Cosmetic Act and all applicable regulations promulgated thereunder; and (vi) LDS has obtained any and all regulatory approvals and licenses which are required to be obtained for sales of the Products within the Territory.

18.   GENERAL PROVISIONS

      18.1 The validity and interpretation of this Agreement and the legal relations of the parties to it shall be governed by the substantive laws of New Jersey, without reference to any rules of conflict of laws.

      18.2 The rights and obligations of LDS and Columbia under this Agreement, which by intent or meaning have validity beyond any termination of this Agreement (including, but not limited to, rights with respect to confidentiality, mutual indemnification and liability limitations) shall survive the termination of this Agreement.

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                                                             EXECUTION DOCUMENTS


      18.3 This Agreement sets forth the entire agreement and understanding of the parties as to the subject matter hereof and supersedes all prior agreements, proposals, oral or written, and all other communications between the parties with respect to such subject matter. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of both parties.

      18.4 The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

      18.5 Should one or more of the provisions of this Agreement become void or unenforceable as a matter of law, then this Agreement shall be construed as if such provision were not contained therein and the remainder of this Agreement shall be in full force and effect, and the parties will use their best efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the parties.

      18.6 The headings of Sections of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement in any way. Words denoting the singular shall include the plural and vice versa; words denoting any gender shall include all genders; and words denoting persons shall include bodies corporate, and vice versa.

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above mentioned.



                                    COLUMBIA LABORATORIES, INC.



                                    By: /S/ Fred Wilkinson
                                        ------------------
                                    (signature)
                                    Name: Fred Wilkinson
                                    Title: President, Chief Executive
                                    Officer and Chairman of the Board

                                    LIL' DRUG STORE PRODUCTS, INC.



                                    By: /S/ Chris DeWolf
                                        ------------------
                                    (signature)
                                    Name: Christopher DeWolf
                                    Title: President


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